UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 17, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 17, 2014, Signature Group Holdings, Inc. issued a press release announcing that it intends to offer and sell 3,700,000 shares of its common stock in an underwritten public offering.  The Company intends to provide its underwriters a 30-day option to purchase up to an additional 555,000 shares. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor this press release constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction.  The proposed offering referenced herein will be made only by means of a prospectus supplement and the accompanying prospectus.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

99.1	Signature Group Holdings, Inc. press release dated November 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date:	November 17, 2014	By:	/s/ W. CHRISTOPHER MANDERSON
		Name:	W. Christopher Manderson
		Title:	Executive Vice President,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated November 17, 2014